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                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): June 18, 2001 (June 11, 2001)

                             XETA Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

         Oklahoma                     0-16231                   73-1130045
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(State or other jurisdiction        (Commission                (IRS Employer
    of Incorporation)               File Number)             Identification No.)


    1814 West Tacoma, Broken Arrow, Oklahoma                       74012
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    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: 918-664-8200
                                                    ----------------------------

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             (Former name or address, if changed since last report.)



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Item 5.   Other Events and Regulation FD Disclosure

On June 11, 2001, the Board of Directors of the Registrant approved changes to certain executive offices to adjust the roles and responsibilities of Jack R. Ingram and Jon A. Wiese in response to current economic conditions. Effective on that date, Jon A. Wiese was named Chief Strategist, with primary responsibility for developing and overseeing the Registrant's vision, growth strategies and transformation initiatives, and Jack R. Ingram assumed the full duties of Chief Executive Officer and assumed the office of President, with responsibility for all day-to-day operations of the Registrant. Mr. Wiese will report directly to the Board of Directors. Mr. Ingram will retain the position of Chairman of the Board.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        XETA Technologies, Inc.
                                        (Registrant)


Dated:   June 18, 2001                  By: /s/ JACK R. INGRAM
                                           -------------------------------------
                                            Jack R. Ingram
                                            CEO and Chairman





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                                  EXHIBIT INDEX


        SEC No.   Description
        -------   -----------

         (1)      Underwriting Agreement - None.

         (2) Plan of acquisition, reorganization, arrangement, liquidation or succession - N/A.

         (4) Instruments defining rights of security holders, including indentures - previously filed as Exhibits 3.1, 3.2 and 3.3 to the registrant's Registration Statement on Form S-1,
                  Registration No. 33-7841.

         (16)     Letter on change in certifying accountant - N/A.

         (17)     Letter on director resignation - N/A.

         (20)     Other documents or statements to security holders - None.

         (23)     Consents of experts and counsel - N/A

         (24)     Power of attorney - None.

         (99)     Additional exhibits - None.



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